UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2020

ALTA EQUIPMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38864	83-2583782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13211 Merriman Road

Livonia, Michigan 48150

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (248) 449-6700)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ALTG	The New York Stock Exchange
Warrants, each exercisable for one share of common stock	ALTG WS	The New York Stock Exchange
Depositary Shares representing a 1/1000th fractional interest in a share of 10% Series A Cumulative Perpetual Preferred Stock, $0.0001 par value per share	ALTG PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2020, Alta Equipment Group Inc. (the “Company”) closed its underwritten public offering of depositary shares (the “Depositary Shares”), each representing 1/1000th of a share of 10% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”). The liquidation preference of each share of Series A Preferred Stock is $25,000 ($25.00 per Depositary Share). At the closing, the Company issued 1,200 shares of Series A Preferred Stock represented by 1,200,000 Depositary Shares issued. The offering was conducted pursuant to an underwriting agreement (the “Underwriting Agreement”), dated December 17, 2020, by and among the Company and B. Riley FBR, Inc., as representative of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement included an underwriters’ option to purchase up to 10,000 additional Depositary Shares within thirty (30) days of execution of the Underwriting Agreement. The underwriters’ exercised this option immediately prior to the closing, and the Depositary Shares issued at the closing included the 10,000 Depositary Shares covered by the option.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The Depositary Shares were offered pursuant to the Company’s registration statement on Form S-1 (Registration No. 333-251097) initially filed with the Securities and Exchange Commission (the “Commission”) on December 3, 2020 and declared effective by the Commission on December 17, 2020.

Item 3.03. Material Modifications to Rights of Security Holders.

On December 18, 2020, the Company filed the Certificate of Designation (“Certificate of Designation”) for the Series A Preferred Stock with the Secretary of State of the State of Delaware, which became effective upon acceptance. The Certificate of Designation classified a total of 1,200 shares of the Company’s authorized shares of preferred stock, $0.0001 par value per share, as Series A Preferred Stock.

As set forth in the Certificate of Designation, the Series A Preferred Stock will rank, as to dividend rights and rights upon the Company’s liquidation, dissolution or winding up: (i) senior to all classes or series of the Company’s common stock and to all other equity securities issued by the Company other than equity securities issued with terms specifically providing that those equity securities rank on a parity with the Series A Preferred Stock, (ii) junior to all equity securities issued by the Company with terms specifically providing that those equity securities rank senior to the Series A Preferred Stock with respect to payment of dividends and the distribution of assets upon the Company’s liquidation, dissolution or winding up and (iii) effectively junior to all of the Company’s existing and future indebtedness (including indebtedness convertible into our common stock or preferred stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) the Company’s existing or future subsidiaries. Holders of Series A Preferred Stock, when and as authorized by the board of directors of the Company, are entitled to cumulative cash dividends at the rate of 10% per annum of the $25,000 liquidation preference ($25.00 per depositary share) per year (equivalent to $2,500 or $2.50 per depositary share). Dividends will be payable quarterly in arrears, on or about the last day of January, April, July and October, beginning on or about April 30, 2021. Generally, the Series A Preferred Stock is not redeemable by the Company prior to December 22, 2025. However, upon a change of control or delisting event, the Company will have the special option to redeem.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Certificate of Designation, which is filed herewith as Exhibit 3.3 and incorporated by reference into this Item 3.03. A specimen preferred stock certificate for the Series A Preferred Stock is filed as Exhibit 4.5 hereto and incorporated herein by reference.

The terms of the Depositary Shares are set forth in the Deposit Agreement, dated December 22, 2020, by and among the Company, Continental Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder (the “Deposit Agreement”). The Deposit Agreement is filed as Exhibit 4.4 hereto. A specimen stock receipt representing the Depositary Shares is filed as Exhibit 4.6 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Certificate of Designation set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On December 18, 2020, the Company issued a press release announcing the pricing of the offering. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On December 22, 2020, the Company issued a press release announcing the closing of the offering. A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 17, 2020, by and among Alta Equipment Group Inc. and B. Riley FBR, Inc., as representative of the several underwriters named therein

3.3	Certificate of Designation for 10% Series A Cumulative Perpetual Preferred Stock of Alta Equipment Group Inc.

4.4	Deposit Agreement, dated December 22, 2020, among Alta Equipment Group Inc., Continental Stock Transfer & Trust Company, as Depositary, and the holders of depositary receipts, with respect to Alta Equipment Group’s 10% Series A Cumulative Perpetual Preferred Stock.

4.5	Form of Specimen Certificate representing the 10% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share, of Alta Equipment Group Inc.

4.6	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.4)

99.1	Pricing Press Release, dated December 18, 2020

99.2	Closing Press Release, dated December 22, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA EQUIPMENT GROUP INC.

Dated: December 22, 2020	By:	/s/ Ryan Greenawalt
		Name:	Ryan Greenawalt
		Title:	Chief Executive Officer